                                                                    EXHIBIT 24.1


                                NOBLE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Noble Corporation, a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Drilling Corporation, an indirect, wholly owned subsidiary of the Company:

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (File No. 333-53912);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 333-80511);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 333-25857);

         o Form S-8 (Noble Drilling Corporation Equity Compensation Plan for Non-Employee Directors) (File No. 333-17407);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 33-57675);

         o Form S-8 (Noble Drilling Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (File No. 33-62394);

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Plan (formerly, the Noble Drilling Corporation Thrift Plan)) (File No. 33-50270);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 33-46724); and

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Plan) (File No. 33-18966).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S.$0.10 per share, of the Company;

Page Two



         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert
D. Campbell and James C. Day, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Page Three



         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of May, 2002.


                                      /s/ MICHAEL A. CAWLEY
                                      -----------------------------------
                                      Michael A. Cawley
                                      Director of Noble Corporation

                                NOBLE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Noble Corporation, a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Drilling Corporation, an indirect, wholly owned subsidiary of the Company:

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (File No. 333-53912);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 333-80511);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 333-25857);

         o Form S-8 (Noble Drilling Corporation Equity Compensation Plan for Non-Employee Directors) (File No. 333-17407);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 33-57675);

         o Form S-8 (Noble Drilling Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (File No. 33-62394);

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Plan (formerly, the Noble Drilling Corporation Thrift Plan)) (File No. 33-50270);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 33-46724); and

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Plan) (File No. 33-18966).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S.$0.10 per share, of the Company;

Page Two



         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert
D. Campbell and James C. Day, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Page Three



         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of May, 2002.


                                       /s/ LAWRENCE J. CHAZEN
                                       -----------------------------------
                                       Lawrence J. Chazen
                                       Director of Noble Corporation

                                NOBLE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Noble Corporation, a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Drilling Corporation, an indirect, wholly owned subsidiary of the Company:

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (File No. 333-53912);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 333-80511);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 333-25857);

         o Form S-8 (Noble Drilling Corporation Equity Compensation Plan for Non-Employee Directors) (File No. 333-17407);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 33-57675);

         o Form S-8 (Noble Drilling Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (File No. 33-62394);

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Plan (formerly, the Noble Drilling Corporation Thrift Plan)) (File No. 33-50270);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 33-46724); and

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Plan) (File No. 33-18966).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S.$0.10 per share, of the Company;

Page Two



         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert
D. Campbell and James C. Day, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Page Three



         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of May, 2002.


                                        /s/ LUKE R. CORBETT
                                        -----------------------------------
                                        Luke R. Corbett
                                        Director of Noble Corporation

                                NOBLE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Noble Corporation, a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Drilling Corporation, an indirect, wholly owned subsidiary of the Company:

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (File No. 333-53912);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 333-80511);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 333-25857);

         o Form S-8 (Noble Drilling Corporation Equity Compensation Plan for Non-Employee Directors) (File No. 333-17407);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 33-57675);

         o Form S-8 (Noble Drilling Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (File No. 33-62394);

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Plan (formerly, the Noble Drilling Corporation Thrift Plan)) (File No. 33-50270);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 33-46724); and

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Plan) (File No. 33-18966).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S.$0.10 per share, of the Company;

Page Two



         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert
D. Campbell and James C. Day, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Page Three



         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of May, 2002.


                                        /s/ MARC E. LELAND
                                        -----------------------------------
                                        Marc E. Leland
                                        Director of Noble Corporation

                                NOBLE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Noble Corporation, a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Drilling Corporation, an indirect, wholly owned subsidiary of the Company:

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (File No. 333-53912);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 333-80511);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 333-25857);

         o Form S-8 (Noble Drilling Corporation Equity Compensation Plan for Non-Employee Directors) (File No. 333-17407);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 33-57675);

         o Form S-8 (Noble Drilling Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (File No. 33-62394);

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Plan (formerly, the Noble Drilling Corporation Thrift Plan)) (File No. 33-50270);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 33-46724); and

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Plan) (File No. 33-18966).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S.$0.10 per share, of the Company;

Page Two



         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert
D. Campbell and James C. Day, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Page Three



         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of May, 2002.


                                         /s/ JACK E. LITTLE
                                         -----------------------------------
                                         Jack E. Little
                                         Director of Noble Corporation

                                NOBLE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Noble Corporation, a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Drilling Corporation, an indirect, wholly owned subsidiary of the Company:

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (File No. 333-53912);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 333-80511);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 333-25857);

         o Form S-8 (Noble Drilling Corporation Equity Compensation Plan for Non-Employee Directors) (File No. 333-17407);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 33-57675);

         o Form S-8 (Noble Drilling Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (File No. 33-62394);

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Plan (formerly, the Noble Drilling Corporation Thrift Plan)) (File No. 33-50270);

         o Form S-8 (Noble Drilling Corporation 1991 Stock Option and Restricted Stock Plan) (File No. 33-46724); and

         o Form S-8 (Noble Drilling Corporation 401(k) Savings Plan) (File No. 33-18966).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S.$0.10 per share, of the Company;

Page Two



         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert
D. Campbell and James C. Day, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Page Three



         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of May, 2002.


                                         /s/ WILLIAM A. SEARS
                                         -----------------------------------
                                         William A. Sears
                                         Director of Noble Corporation